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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 23, 2001
                        (Date of earliest event reported)



                        HILB, ROGAL AND HAMILTON COMPANY
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       0-15981                  54-1194795
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


              4235 Innslake Drive
              Glen Allen, Virginia                       23060-1220
    (Address of Principal Executive Offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 747-6500


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Item 5.      Other Events.

         The following is a description of the capital stock of Hilb, Rogal and Hamilton Company (the "Company"). This description is qualified in its entirety by reference to applicable provisions of Virginia law and the Company's Articles of Incorporation and Amended and Restated Bylaws, the complete text of which are on file with the Commission and incorporated herein by reference.

Common Stock

         The Company has authorized capital stock consisting of 50,000,000 shares of Common Stock, no par value. The holder of each share of Common Stock is entitled to one vote per share. Each share of Common Stock shares ratably with respect to dividends and upon liquidation. The shares of Common Stock are not redeemable, have no conversion rights and carry no preemptive or other rights to subscribe to additional shares of Common Stock or to securities convertible into Common Stock.

         The Common Stock does not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of the class of directors subject to election at that meeting can elect all of the directors comprising that class, and in such event holders of the remaining minority of shares so voting will not be able to elect any member of that class of the Board of Directors.

Certain Provisions of the Company's Charter and Bylaws

         The Company's Articles of Incorporation provide that the Board of Directors is divided into three classes having staggered three year terms. This provision could have the effect of making it more difficult for a third party to acquire control of the Board of Directors or of discouraging a third party from attempting to acquire a majority of the outstanding voting stock of the Company.

Affiliated Transactions

         The Virginia Stock Corporation Act contains provisions governing "Affiliated Transactions." Affiliated Transactions include certain mergers and share exchanges, material dispositions of corporate assets not in the ordinary course of business, any dissolution of the corporation proposed by or on behalf of an Interested Shareholder (as defined below), or reclassifications, including reverse stock splits, recapitalizations or mergers of the corporation with its subsidiaries which have the effect of increasing the percentage of voting shares beneficially owned by an Interested Shareholder by more than 5%. For purposes of the Act, an "Interested Shareholder" is defined as any beneficial owner of more than 10% of any class of the voting securities of a Virginia corporation.

         Subject to certain exceptions discussed below, the provisions governing Affiliated Transactions require that, for three years following the date upon which any shareholder becomes an Interested Shareholder, a Virginia corporation cannot engage in an Affiliated Transaction with such Interested Shareholder unless approved by the affirmative vote of the holders of two-thirds of the voting shares of the corporation, other than the shares beneficially owned by the Interested Shareholder, and by a majority (but not less than two) of the



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"Disinterested  Directors." A Disinterested  Director  means,  with respect to a particular Interested Shareholder, a member of a corporation's board of directors who (i) was a member before the later of January 1, 1988 and the date on which an Interested Shareholder became an Interested Shareholder and (ii) was recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the board. At the expiration of the three-year period, these provisions require approval of Affiliated Transactions by the affirmative vote of the holders of
two-thirds  of  the  voting  shares  of  the   corporation,   other  than  those
beneficially owned by the Interested Shareholder.

         The principal exceptions to the special voting requirement apply to Affiliated Transactions occurring after the three-year period has expired and require either that the transaction be approved by a majority of the Disinterested Directors or that the transaction satisfy certain fair price requirements of the statute. In general, the fair price requirements provide that the shareholders must receive the highest per share price for their shares as was paid by the Interested Shareholder for his shares or the fair market value of their shares, whichever is higher. They also require that, during the three years preceding the announcement of the proposed Affiliated Transaction, all required dividends have been paid and no special financial accommodations have been accorded the Interested Shareholder unless approved by a majority of the Disinterested Directors.

         None of the foregoing limitations and special voting requirements applies to an Affiliated Transaction with an Interested Shareholder whose acquisition of shares making such person an Interested Shareholder was approved by a majority of the corporation's Disinterested Directors.

         These provisions were designed to deter certain takeovers of Virginia corporations. In addition, the statute provides that, by affirmative vote of a majority of the voting shares other than shares owned by any Interested Shareholder, a corporation may adopt, by meeting certain voting requirements, an amendment to its articles of incorporation or bylaws providing that the Affiliated Transactions provisions shall not apply to the corporation. The Company has not adopted such an amendment.

Control Share Acquisitions

         The Virginia Act also contains provisions regulating certain "control share acquisitions," which are transactions causing the voting strength of any person acquiring beneficial ownership of shares of a public corporation in Virginia to meet or exceed certain threshold percentages (20%, 33/1/3% or 50%) of the total votes entitled to be cast for the election of directors. Shares acquired in a control share acquisition have no voting rights unless: (i) the voting rights are granted by a majority vote of all outstanding shares other than those held by the acquiring person or any officer or employee director of the corporation, or (ii) the articles of incorporation or bylaws of the corporation provide that these Virginia law provisions do not apply to acquisitions of its shares. The acquiring person may require that a special meeting of the shareholders be held to consider the grant of voting rights to the shares acquired in the control share acquisition. These provisions were designed to deter certain takeovers of Virginia public corporations. The Company has not adopted an amendment to its Articles of Incorporation or By-laws making these provisions inapplicable to acquisitions of its shares.


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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)    Exhibits.

              Exhibit No.           Description
              -----------           -----------

                99.1         Articles   of   Incorporation    (incorporated   by
                             reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-3, File No. 33-56488, effective March 1, 1993)

                99.2 Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-K for the year ended December 31, 1998, File No. 0-15981)













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HILB, ROGAL AND HAMILTON COMPANY
                                          (Registrant)



Date:  January 23, 2001                   By: /s/ Walter L. Smith
                                              ----------------------------------
                                              Walter L. Smith
                                              Vice President and
                                                General Counsel













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                                  EXHIBIT INDEX


    Exhibit No.                      Document
    -----------                      --------

    99.1           Articles  of  Incorporation  (incorporated  by  reference  to
                   Exhibit 4.1 to the Registrant's Registration Statement on Form S-3, File No. 33-56488, effective March 1, 1993)

    99.2           Amended and  Restated  Bylaws  (incorporated  by reference to
                   Exhibit 3.2 to the Registrant's Form 10-K for the year ended December 31, 1998, File No. 0-15981)